SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is November 10, 2017.

MFS® High Yield Pooled Portfolio

Effective after the close of business on November 10, 2017, the second paragraph of the sub-section entitled "Disclosure of Portfolio Holdings" under the sub-heading entitled "Investment Adviser" beneath the main heading entitled "Management of the Fund" is restated in its entirety as follows:
The following information is generally available to you on the MFS website at mfs.com/openendfunds by choosing MFS Global High Yield Fund (a fund that invests in the fund):

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